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Exhibit 99.1

                    NOTICE TO RESIGN FROM BOARD OF DIRECTORS



ISSUED TO:                 MKA CAPITAL INC.
                           2405 HONG KONG NEW WORLD TOWER
                           300 HUA HAI ROAD
                           SHANGHAI, PR CHINA 200021



DATE OF NOTICE:   May 25, 2006




I hereby tender my Resignation from the Board of Directors of MKA Capital Inc, and any titles and committees to which I have been elected, effective the date of this Notice.





         Moredechay Kraselnick                  /s/ Moredechay Kraselnick
         _____________________________          _______________________________
         name of member                         signature of member